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                                                                    Exhibit 10.7


                        FITNESS HOLDINGS, INC.
                        1995 STOCK OPTION PLAN
                      FOR NON-EMPLOYEE DIRECTORS
            (Amended and Restated Effective May 16th, 1996)

      1. Purpose of the Plan. The purpose of this Amended and Restated Fitness Holdings, Inc. 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to maintain the ability of Fitness Holdings, Inc. (the "Company") to attract and retain the services of experienced and highly qualified persons to serve as outside directors on the Company's Board of Directors (the "Board") and to create a proprietary interest of such directors in the Company's continued success.

      2. Stock Subject to Plan. The stock which may be issued and sold under the Plan shall be the $0.001 par value common stock of the Company, of a total number not exceeding 10,000 shares, subject to adjustment as provided in Section 9 ("Common Stock"). The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its Subsidiaries. Each stock option granted pursuant to the Plan is referred to herein as an "Option." In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

      3. Eligibility. Each member of the Board shall be eligible to receive Options in accordance with the terms of the Plan, provided he or she, as of the date of a granting of an Option, (i) is not an employee of the Company or any of its Subsidiaries or affiliates and (ii) is otherwise not eligible for selection to participate in any plan of the Company or any of its Subsidiaries or affiliates that entitles the participant therein to acquire securities or derivative securities of the Company (an "Eligible
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Director"). Each member of the Board who receives an option hereunder is referred to herein as an "Optionee." As used in the Plan, "Subsidiary" means any corporation in which the Company, directly or indirectly, controls 50% or more of the total combined voting power of all classes of such corporation's stock.

      4. Option Grants. (a) Subject to the maximum number of shares which may be purchased pursuant to the exercise of Options, as set forth in Section 2 (as such number may be adjusted pursuant to the provisions of Section 9), and to the approval of the Plan by the stockholders of the Company, an Option to purchase, in the manner and subject to the terms and conditions hereinafter provided, 2,500 shares of the Common Stock shall be and hereby is granted, without further action by the Board, as of the close of business on November __, 1995, to each Eligible Director on such date. Should the Plan not be approved by the stockholders of the Company as aforesaid each Option theretofore granted shall be deemed to have been null and void ab initio.

            (b) Each person who subsequent to November __, 1995, first becomes an Eligible Director shall (i) on the date of the Annual or Special Meeting of Stockholders of the Company at which he or she is first elected to the Board by vote of the stockholders, or (ii) on the date of appointment to the Board with respect to a director appointed to the Board by the Board to fill a vacancy on the Board, however occurring, whether by the death, resignation or removal of any director, any increase in the number of directors comprising the Board, or otherwise, shall, by reason of such election or appointment and without further action by the Board, be granted as of the close of business on said date an Option to purchase, in the manner and subject to the terms and conditions herein provided and to the extent such number of shares remain available for such purpose hereunder, 2,500 shares of Common Stock. In accordance with the foregoing, each Eligible Director may receive only one Option grant under this Plan. In the event that the number of shares of Common Stock available for grants under the Plan is


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insufficient to make all grants hereby specified as of the applicable date, then all those Eligible Directors who become entitled to a grant on such date shall share ratably in the number of shares then available for grant under the Plan.

            (c) It is understood that the Board may, at any time and from time to time after the granting of an Option hereunder, specify such additional terms, conditions and restrictions with respect to such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

      5. General Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan (an "Option Agreement") and shall comply with the following terms and conditions:

            (a) The Option exercise price shall be the fair market value of the Common Stock on the date the Option is granted. For purposes of the Plan, the fair market value of the Common Stock shall be determined by the Board in good faith; provided that (i) if the Common Stock is listed on a national securities exchange, then the fair market value of the Common Stock shall be the mean between the highest and lowest prices at which the Common Stock is traded on such exchange on the relevant date; provided, however, if there is no sale of the Common Stock on such exchange on such date, then the fair market value of the Common Stock shall be the mean between the bid and asked prices on such exchange at the close of the market on such date or (ii) if the Common Stock is quoted on the over-the-counter market on the relevant date as reported by NASDAQ or any successor thereto, then the fair market value of the Common Stock shall be the mean between the bid and asked prices at which the Common Stock is quoted on such date; provided, however, if no such quotations are


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available on such date, then the most recent date upon which such quotations are available shall be used.

            (b) The Option Agreement shall not be a precondition to the granting of Options; however, no person shall have any rights under any Option granted under the Plan unless and until the Optionee to whom such Option shall have been granted shall have executed and delivered to the Company an Option Agreement. A fully executed original of the Option Agreement shall be provided to both the Company and the Optionee. By executing an Option Agreement, an Optionee shall be deemed to have accepted and consented to any action taken under the Plan by the Board or its delegates.

            (c) All Options shall be nonstatutory stock options not intended to qualify as stock options entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            (d) Options shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

            (e) Each Option shall be subject to the following restrictions on exercise:

            (i) An Option shall not be exercisable, in whole or in part, after the expiration of ten (10) years from the date the Option was granted. To the extent that an Option is not exercised within the ten-year period of exercisability, it shall expire as to the then unexercised part.

            (ii) Subject to Sections 5(e)(i), 6, 7 and the proviso at the end of this sentence, 28% of the total number of shares of Common Stock covered by the Option (as such number may be adjusted pursuant to the provisions of Section 9) shall become exercisable on the date of the grant of the Option, and an additional 24%


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      of said initial total number of shares shall become cumulatively exercisable on each of the three succeeding anniversary dates of the grant date, provided, however, that the Option shall be fully exercisable upon the attainment of age 70 by the Optionee.

            (iii) An Option shall not be exercisable with respect to a fractional share or with respect to the lesser of one hundred (100) shares or the full number of shares then subject to the Option. If a fractional share shall become subject to an Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional share.

            (iv) Except as provided in Section 6, an Option shall not be exercisable in whole or in part unless the Optionee, at the time the Optionee exercises the Option, is, and has been at all times since the date of grant of the Option, an Eligible Director.

            (v) An Option may only be exercised by delivery of written notice of the exercise to the Company specifying the number of shares to be purchased and by making payment in full for the shares of Common Stock being acquired thereunder at the time of exercise (including applicable withholding taxes, if any); unless the Option Agreement shall otherwise provide, such payment shall be made:

                  (A) in United States dollars by check or bank draft, or

                  (B) by tendering to the Company Common Stock shares already owned for at least six (6) months by the person exercising the Option, which may include shares received as the result of a prior exercise of an Option, and having a fair market value, as determined in accordance with Section 5(a), on the date on which the Option is exercised


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            equal to the cash exercise price applicable to such Option, or

                  (C) by a combination of United States dollars and Common Stock shares as aforesaid, or

                  (D) in accordance with a cashless exercise program under
            which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer.

            (vi) If at any time the Board shall determine, in its discretion, that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board in the exercise of its reasonable judgment.

      6. Termination of Service. An Option shall terminate upon the termination, for any reason, of the Optionee's directorship with the Company, and no shares may thereafter be purchased under such Option except as follows:

            (a) Upon retirement as a non-employee director of the Company after five (5) years of service, each unexpired Option held by the Optionee shall, to the extent otherwise exercisable on such date, remain exercisable, in whole or in part, for a period of three (3) years following such retirement.


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            (b) Upon termination of service as a director of the Company by reason of death or disability each unexpired Option held by the Optionee, or in the case of death, the Optionee's executors, administrators, heirs or distributees, as the case may be, shall become immediately exercisable and shall remain exercisable, in whole or in part, for a period of one (1) year after such termination. Disability shall mean an inability as determined by the Board to perform duties and services as a director of the Company by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period of not less than six (6) months.

            In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representative of the deceased Optionee's estate or the proper legatees or distributees thereof.

            In no event, however, may an Option be exercised after ten (10) years from the date it was granted.

      7. Change in Control. (a) Notwithstanding any other provisions of the Plan, but subject to Section 6 and 7(c), in the event of a change in control of the Company, (i) all of the Optionee's then outstanding Options shall immediately become exercisable, unless directed otherwise by a resolution by the Board adopted prior to and specifically relating to the occurrence of such change in control, and (ii) each Optionee shall have the right within one (1) year after such event to exercise the Option in full notwithstanding any limitation or restriction in any Option Agreement or in the Plan.

            (b) For purposes of this Section 7, a "change in control" shall be deemed to have occurred if any of the following events shall have occurred:


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            (i) A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Company, and such offer is consummated for the ownership of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities.

            (ii) The Company is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company, other than affiliates within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any party to such merger or consolidation.

            (iii) The Company transfers substantially all of its assets to another corporation or entity that is not a wholly owned subsidiary of the Company.

            (iv) Any person (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Company.

            (v) As the result of a tender offer, merger, consolidation, sale of assets, or contested election, or any combination of such transactions, the persons who were members of the Board immediately before the transaction, cease to constitute at least a majority thereof.


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            (c) In no event, however, may any Option be exercised after ten (10)
years from the date it was granted.

      8. Purchase for Investment. (a) Except as hereafter provided, the holder of an Option shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (a) issuances by the Company so long as the shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (b) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities
Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

            (b) The Company may endorse such legend or legends upon the certificates for shares issued upon exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to prevent a violation of, or to perfect an


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exemption from, the registration requirements of the Securities Act.

      9. Adjustment in the Event of Change in Stock. Upon changes in the outstanding Common Stock by reason of a stock dividend, stock split, reverse split, subdivision, recapitalization, merger (whether or not the Company is the surviving corporation), consolidation, split-up, combination or exchange of shares, reorganization or liquidation, extraordinary dividend payable in cash or property, and the like, the aggregate number and class of shares of Common Stock available under the Plan as to which Options may be awarded, and the number, class and the price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted by the Board (whose determination shall be conclusive).

      10. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of all Option Agreements. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except as may expressly be provided by statute.

      11. Miscellaneous Provisions. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and an Option Agreement.


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Except as expressly provided for in the Plan, no director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the service of the Company as a director or otherwise.

            (b) An Optionee's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an Optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

            (c) It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option that the Optionee (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount, in cash and/or Common Stock, as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes; provided, however, that such withholding obligation may be met by the withholding of Common Stock otherwise deliverable to the Optionee in accordance with such procedures as may be adopted by the Board; provided, further, however, the amount of Common Stock so withheld shall not exceed the minimum required withholding obligation. If the amount requested is not paid, the Company may refuse to issue the shares of Common Stock.

            (d) The expenses of the Plan shall be borne by the Company.

            (e) The Plan shall be unfunded. Neither the Company nor the Board shall be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any


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Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors. Proceeds from the sale of shares pursuant to Options however shall constitute general funds of the Company. Neither the Company, a Subsidiary or the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

            (f) By accepting any Option or other benefit under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Company or the Board or its delegates.

            (g) No Optionee shall have any rights to dividends or other rights of a shareholder with respect to shares of Common Stock subject to his or her Option until he or she has given written notice of exercise of his or her Option and paid in full for such shares.

            (h) The Plan shall be governed by and construed in accordance with the laws of the State of New York.

      12. Amendment or Discontinuance. The Board may, at any time and from time to time, as the Board shall deem advisable, amend, alter or discontinue the Plan, including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations, provided, however, that, except as provided in Section 9 above, the Board may not, without further approval by the stockholders of the Company, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the Option exercise price described in Section 5(a), extend the period during which Options may be granted or exercised under the Plan or change the vesting period or timing of awards or the class of persons eligible to receive Options under the Plan; it being the intent to include in this proviso any amendment that would have the


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effect of materially increasing the benefits accruing to Optionees under the
Plan, and provided, further, that the Plan provisions affecting the amount of Common Stock to be awarded Eligible Directors, the timing of those awards or the determination of those eligible to receive such awards may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Notwithstanding the proviso to the immediately preceding sentence, to the extent that, in the opinion of counsel to the Company, stockholder approval of an amendment to the Plan is not required under the Exchange Act (including the rules and regulations promulgated thereunder) in order for the Options under the Plan to continue to be exempt from the operation of Section 16(b) of the Exchange Act, such amendment may be made by the Board acting alone. No amendment, alteration or discontinuation of the Plan shall be made which would materially and adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent. The Board may amend the terms of any outstanding Option Agreement, retroactively or prospectively, but no such amendment shall materially and adversely affect any right of any Optionee without his or her written consent.

      13. Limits of Liability. (a) Any liability of the Company to an Optionee, or any other person, with respect to an Option award shall be based solely upon contractual obligations, if any, created by the Plan and the Optionee's Option Agreement.

            (b) Neither the Company nor any member of the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.


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      14. Duration. This Plan shall become effective as of the date on which it is adopted by the Board, subject to approval of the Plan by the stockholders of the Company. This Plan shall terminate upon the earlier of the following dates or events to occur:

            (a) upon the adoption of a resolution of the Board terminating the Plan; or

            (b) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or

            (c) ten (10) years from the date of adoption of the Plan by the Board.

No such termination of this Plan shall affect the rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.


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